UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

APRIL 13, 2005

Modena I, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50493	98-0412431
State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

18 Wynford Drive, Suite 610, Toronto, Ontario M3C 3S2

(647) 435-9852

(Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4 - Changes in Registrant's Certifying Accountant

The Registrant has decided to engage new auditors as its independent accountants to audit its financial statements.  The Registrant’s Board of Directors approved the change of accountants to SF Partnership, LLP., effective on April 11, 2005.

                                                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Modena I, Inc.

                                    By: /s/Sang-Ho Kim

                                    ----------------------------------------

                                    Sang-Ho Kim, CEO

Dated: April 13, 2005